UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – July 29, 2019

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including Area Code – (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 2, 2019, Oncor Electric Delivery Company LLC (“Oncor”) issued a press release discussing its financial results for the fiscal quarter ended June 30, 2019. The press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 2.02 and set forth in the attached Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of Oncor under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Appointment of New Director

Pursuant to Oncor’s Third Amended and Restated Limited Liability Company Agreement, Texas Transmission Investment LLC (“Texas Transmission”) has the right to designate two directors (each, a “Minority Member Director”) to serve on Oncor’s Board of Directors (the “Board”). On July 29, 2019, Rhys Evenden, a Minority Member Director, resigned from the Board and Texas Transmission notified Oncor of its appointment of Helen Newell as a Minority Member Director, both effective July 30, 2019. The Board appointed Ms. Newell to serve on the audit committee of the Board effective July 30, 2019.

Ms. Newell, 51, has served as a Senior Vice President—Infrastructure for GIC Special Investments Pte Ltd (GIC) focused on asset management in the Americas since October 2018. GIC is an indirect equity holder of Texas Transmission. Ms. Newell has over 20 years of experience in operations and corporate roles in the infrastructure, transportation and mining sectors. Before joining GIC, Ms. Newell held various roles at Rio Tinto PLC and Rio Tinto Limited, a global diversified mining company listed on the London Stock Exchange and Australian Securities Exchange, serving as Global Head of Risk from 2014 until 2018 and Vice President—Infrastructure from 2011 until 2014. Prior to joining Rio Tinto, Ms. Newell worked for several Australian listed transportation and infrastructure companies. Ms. Newell began her career in management consulting, working on various transportation and telecommunications projects in Australia, Asia and North America. Ms. Newell currently serves on the board of directors of Duquesne Holdings, LLC, Duquesne Light Holdings Inc., Duquesne Light Company, ABP (Jersey) Limited, ABPA Holdings Limited and Associated British Ports Holdings Limited.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued on August 2, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Kevin R. Fease
Name: Kevin R. Fease
Title: Vice President and Treasurer

Dated: August 2, 2019